EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned directors and officers of NATIONAL COMPUTER SYSTEMS, INC. hereby constitute and appoint J.W. Fenton, Jr., his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities (including without limitation, as Director and/or Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or any other officer of the Company), to sign a registration statement, and any and all amendments thereto, including post-effective amendments, on Form S-8 relating to the issuance of Common Stock of National Computer Systems, Inc. pursuant to its National Computer Systems, Inc. 1990 EMPLOYEE STOCK OPTION PLAN, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 4th day of January, 1992.

/s/ Charles W. Oswald                 /s/ Stephen G. Shank
    Charles W. Oswald                     Stephen G. Shank


/s/ David C. Malmberg                 /s/ John E. Steuri
    David C. Malmberg                     John E. Steuri


/s/ David P. Campbell                 /s/ John W. Vessey
    David P. Campbell                     John W. Vessey


                                      /s/ Robert F. Zicarelli
    William W. Chorske                    Robert F. Zicarelli


/s/ David C. Cox                      /s/ Norman A. Cocke
    David C. Cox                          Norman A. Cocke


/s/ Harvey Golub                      /s/ Jeffrey W. Taylor
    Harvey Golub                          Jeffrey W. Taylor

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned director and officer of NATIONAL COMPUTER SYSTEMS, INC. hereby constitutes and appoints J.W. Fenton, Jr., his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities (including without limitation, as Director and/or Principal Executive Officer or any other officer of the Company), to sign a registration statement, and any and all amendments thereto, including post-effective amendments, on Form S-8 relating to the issuance of Common Stock of National Computer Systems, Inc. pursuant to its National Computer Systems, Inc. 1990 EMPLOYEE STOCK OPTION PLAN, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 1996.


                                                         /s/ Russell A. Gullotti
                                                         Russell A. Gullotti